Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events
Subsequent Events

16. Subsequent Events

The outbreak of COVID-19 began in January 2020 and was quickly declared as a Public Health Emergency of International Concern and subsequently a pandemic by the World Health Organization. A series of prevention and control measures including quarantines, travel restrictions, and the temporary closure of facilities were implemented across the country.

The outbreak of COVID-19 and subsequent prevention and control measures have negatively affected the Group's business operations and financial conditions. Most new residential real estate projects in China closed their show rooms and sales centers at the start of the outbreak and did not begin to reopen at a reduced capacity until March. Many of the Group's regional offices were also subject to temporary closure and/or reduced capacity. This had a negative impact on the Group's E-commerce business, which relies primarily on new residential property sales. The Group’s online advertising business was also adversely affected as real estate developers scaled back online advertising expenditures to mitigate the negative impact of COVID-19 on their profits and cash flows.

Despite the fact that China has largely brought the pandemic under control, there is still a high degree of uncertainty as to how the pandemic will evolve going forward. A new outbreak in China could cause new disruptions of economic activities including real estate transactions and have an adverse impact on the Group's business, financial condition and results of operations for the remainder of the fiscal year ending December 31, 2020, which cannot be reasonably estimated at the current stage. The Group will regularly assess its business conditions and adopt measures to mitigate any new impact of the ongoing pandemic.